UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2007

Collexis Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-33495	20-0987069
(Commission File Number)	(IRS Employer Identification No.)

1201 Main Street, Suite 980, Columbia, SC	29201
(Address of principal executive offices)	(Zip Code)

(803) 727-1113
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to our Current Report on Form 8-K dated October 11, 2007 amends only Item 4.02. With respect to that item, we are amending the report to delete the disclosure under that item and to replace it in its entirety with the disclosure contained in this amendment.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 11, 2007, Collexis Holdings, Inc., the registrant, concluded that the following financial statements should no longer be relied upon because of errors in those financial statements:

•	the unaudited financial statements of Collexis B.V. for the nine months ended September 30, 2006 included in a Current Report on Form 8-K dated February 14, 2007; and

•
the unaudited financial statements of Collexis Holdings, Inc. for the three and nine months ended March 31, 2007 included in the Quarterly Report on Form 10-QSB of Collexis for the periods ended March 31, 2007.

In each case, these financial statements did not properly reflect the application of FASB No. 123R and improperly reflected a deferred tax asset. The application of FASB No. 123R was not possible at the time of filing the financial statements listed above because the books and records of Collexis related to stock option activity necessary to determine the appropriate expense for the relevant periods were incomplete. Collexis is removing the deferred tax asset for those periods and for subsequent periods because it has determined that the asset is not guaranteed based on future profits. Collexis has filed amended reports with the SEC that include restated financial statements for the periods noted.

Our accounting consultants with Intersect CFO, LLC first discovered these errors in connection with their work on the financial statements included in our transition report on Form 10-KSB. Representatives of Intersect CFO then reviewed the matters disclosed in this report with the chairman of Collexis’ audit committee, who concurred with the analysis of Intersect CFO. A representative of Intersect CFO then discussed the matters disclosed in this report with representatives of our independent accountant, Bernstein & Pinchuk LLP. Subsequently, before we filed the initial report on Form 8-K, our Chief Executive Officer and Chief Financial Officer, William D. Kirkland, discussed the matters disclosed in this report with representatives of Bernstein & Pinchuk LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEXIS HOLDINGS, INC.

Date: October 24, 2007	By:	/s/ William D. Kirkland
William D. Kirkland Chief Executive Officer Chief Financial Officer